Total Operating Expenses	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Total Operating Expenses
16.	Total Operating Expenses

	2017	2016	2015
	(Euros in thousands)
Manufacturing costs	13,567	3,162	5,878
IP and license costs	1,858	1,167	1,112
Personnel related R&D	6,673	3,285	2,997
Other research and development costs	12,027	10,810	6,194

Total research and development costs	34,125	18,424	16,181

Management and administration costs	13,697	4,258	768

Litigation costs	1,039	1,490	4,419
Other operating expenses	8,356	6,219	3,648

Total other expenses	9,395	7,709	8,067

Total operating expenses	57,217	30,391	25,016

Research and development costs were €34.1 million for the year ended December 31, 2017 as compared to €18.4 million for 2016. The increases in research and development costs is primarily attributable to the increase in manufacturing costs, higher research and development headcount and related costs, including share-based payment expenses, as well as additional spending in support of the Company’s preclinical and clinical development programs for MCLA-128, MCLA-117, MCLA-158 and MCLA-145. The significant increase in manufacturing costs during 2017 relate primarily to the expansion of the Company’s Phase 1 and Phase 1/2 clinical programs. Specifically, the Company incurred higher costs relating to outsourced contract manufacturing for process development and drug delivery in support of the Company clinical development programs.

Personnel related research and development expenses mainly increased due to higher headcount to support the expansion of clinical programs and additional expenses resulting from the implementation of the new option plan in 2016 (see Note 14) whereas initial equity grants made in 2016 with higher market valuations were expensed over a full year in 2017. Other research and development costs represent costs related to expenditures to contract research organizations and related expenses in support of preclinical and clinical activities.

Management and administrative costs consist of salaries and related expenses for employees in finance, legal, human resources and business development functions. These costs include all salary, salary related expenses and share-based payment expenses. The large increase in management and administrative costs during 2017 was due primarily to the expansion of the Company’s headcount in finance, legal and business development functions to support the expansion of the Company’s operations.

Other operating expenses consist primarily of expenses related to professional fees for consulting, audit, and tax services of €4.0 million (2016: €1.7 million, 2015: €1.0 million) which support the finance function in maintaining and establishing public company status and general legal, insurance and facility related expenses amounting to €3.2 million (2016: €3.9 million, 2015: €2.2 million). The increase in these costs during 2017 is due to the expansion of the Company’s operations to support ongoing growth and public company requirements.

Litigation costs relate to ongoing legal proceedings which are more fully described under “Litigation”. The decline in 2017 when compared to 2016 is a result of lower litigation activity with regard to the Regeneron litigation as described below.

A breakdown of other research and development costs is presented as follows:

	2017	2016	2015
	(Euros in thousands)
Discovery and pre-clinical costs	2,473	5,185	2,534
Clinical costs	5,919	3,409	1,883
Consumables	2,149	1,055	979
Other research and development costs	1,486	1,161	798

Total other research and development costs	12,027	10,810	6,194

Other research and development costs consist mainly of consultancy expenses related to R&D activities, which cannot be specifically allocated to a research project.

Litigation

On March 11, 2014 Regeneron Pharmaceuticals Inc. (“Regeneron”) filed a complaint in the United States District Court for the Southern District of New York (the “Court”), alleging that the Company was infringing on one or more claims in Regeneron’s U.S. Patent No. 8,502,018 (the “‘018 patent”), entitled “Methods of Modifying Eukaryotic Cells.” On July 3, 2014, the Company filed a response to the complaint, denying Regeneron’s allegations of infringement and raising affirmative defenses, and filed counterclaims seeking, among other things, a declaratory judgment that the Company did not infringe the patent and that the patent was invalid. The Company subsequently filed amended counterclaims during the period from August to December 2014, seeking a declaratory judgment of unenforceability of the patent due to Regeneron’s commission of inequitable conduct.

On November 21, 2014, the Court found that there was clear and convincing evidence that a claim term present in each of the patent claims was indefinite and granted the Company’s proposed claim constructions. On February 24, 2015, the Court entered partial judgment in the proceeding, on the grounds that the Company did not infringe each of the patent claims, and that each of the patent claims were invalid due to indefiniteness. On November 2, 2015, the Court found Regeneron had withheld material information from the United States Patent and Trademark Office during prosecution of the patent, and Regeneron had engaged in inequitable conduct and affirmative egregious misconduct in connection with the prosecution of the patent. On December 18, 2015, Regeneron filed an appeal of the Court’s decision. On July 27, 2017, the U.S. Court of Appeals for the Federal Circuit affirmed the trial court’s conclusion that Regeneron had engaged in inequitable conduct before the United States Patent and Trademark Office and affirmed that Regeneron’s ‘018 patent is unenforceable. Regeneron petitioned for a panel rehearing and rehearing en banc of this decision by the Federal Circuit on September 12, 2017, which the Company responded to and opposed on November 2, 2017. On December 26, 2017, the full Federal Circuit denied Regeneron’s request to rehear the matter. The case is returned to the District Court to adjudicate the Company’s motion requesting that Regeneron pay Merus’ attorney’s fees and costs incurred as a result of Regeneron filing suit.

On March 11, 2014, Regeneron served a writ in the Netherlands alleging that the Company was infringing one or more claims in their European patent EP 1 360 287 B1. The Company opposed the patent in June 2014. On September 17, 2014, Regeneron’s patent EP 1 360 287 B1 was revoked in its entirety by the European Opposition Division of the European Patent Office (the “EPO”). In Europe, an appeal hearing occurred in October and November 2015 at the Technical Board of Appeal for the EPO at which time the patent was reinstated to Regeneron with amended claims. The Company believes that its current business operations do not infringe the patent reinstated to Regeneron with amended claims because it believes it has not used the technology or methods claimed under the amended claims. The Dutch litigation procedure is stayed.

The costs incurred in the above litigation and opposition (€1.0 million in 2017; €1.5 million in 2016; €4.4 million in 2015) are included in the consolidated statement of profit or loss and comprehensive loss for the period.

On July 15, 2014, a notice of opposition against Merus’ EP 2314629 patent (the “EP ‘629 patent”), entitled “Recombinant Production of Mixtures of Antibodies” was filed in the European Patent Office (the “EPO”) by Regeneron. The notice asserted, as applicable, added subject matter, lack of novelty, lack of inventive step, and insufficiency. Merus responded on February 24, 2015. Following an oral hearing before the Opposition Division of the EPO on June 22, 2016, the Opposition Division upheld the EP ‘629 Patent with amendments. Both Regeneron and Merus filed a notice of appeal followed by grounds of appeal on December 1st and 4th, 2017 respectively, with further proceedings to follow.

On August 11, 2014, a notice of opposition against Merus’ EP 2147594 (the “EP ‘594 patent”), entitled “Antibody Producing Non-Human Mammals” was filed in the European Patent Office (the “EPO”) by Regeneron. The notice asserted, as applicable, lack of novelty, lack of inventive step, and insufficiency. The Company’s response to the oppositions was filed on April 2, 2015. Following an oral hearing before the Opposition Division of the EPO on October 28, 2016, the Opposition Division upheld the EP ‘594 Patent without amendments. Regeneron filed grounds of appeal on July 19, 2017, and Merus responded on November 30, 2017.

Based on the current facts and circumstances no provision has been recognized under IAS 37 related to contingent liabilities.

Operating expenses presented by nature are outlined below:

	2017	2016	2015
	(Euros in thousands)
Contract manufacturing	13,567	3,162	5,878
Other external and outsourced costs	22,333	18,885	15,012
Employee costs & related benefits	20,999	8,110	3,933
Depreciation and amortization	318	234	193

Total operating expenses	57,217	30,391	25,016

The increases in costs of contract manufacturing and other external and outsourced costs are mainly due to the increase in the Company’s preclinical and clinical operations in support of its programs for MCLA-128, MCLA-117, MCLA-158 and MCLA-145. The other external and outsourced costs consist mainly of preclinical costs of €2.5 million (2016: €5.2 million, 2015: €2.5 million), clinical costs of €5.9 million (2016: €3.4 million, 2015: €1.9 million) and IP costs of €2.9 million (2016: €2.7 million, 2015: €5.5 million).